Exhibit 32.2

Certification Pursuant To

18 U.S.C. Section 1350,

As Adopted Pursuant To

Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned hereby certifies, in my capacity as an officer of NSTAR Electric Company, for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(i)

the enclosed Annual Report of NSTAR Electric Company on Form 10-K for the period ended December 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)	the information contained in such Annual Report fairly presents, in all material respects, the financial condition and results of operation of NSTAR Electric Company.

Dated: March 14, 2007	By:	/s/ JAMES J. JUDGE James J. Judge Senior Vice President, Treasurer and Chief Financial Officer